UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2012

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12370	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah	84111
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On March 22, 2012, Zions Bancorporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Due to a typographical error, the CUSIP for the Company’s 4.50% Senior Notes due March 27, 2017 (the “Notes”) was incorrectly reported in an issuer free writing prospectus filed with the Securities and Exchange Commission on March 22, 2012. The correct CUSIP for the Notes is 989701BB2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Zions Bancorporation hereby incorporates Exhibits 5.1, 5.2, 23.1, 23.2 and 99.2 into the Company’s Registration Statement on Form S-3 (No. 333-173299) previously filed by the Company with the Securities and Exchange Commission.

1.1	Underwriting Agreement, dated March 22, 2012, between Zions Bancorporation and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC.

4.1	Form of Notes.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Zions Bancorporation Press Release dated March 22, 2012.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-173299).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: March 27, 2012	By:	/s/ Thomas E. Laursen
Thomas E. Laursen Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 22, 2012, between Zions Bancorporation and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC.

4.1	Form of Notes.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Zions Bancorporation Press Release dated March 22, 2012.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-173299).